August 5, 2021 Exhibit 99.2

© Neoleukin Therapeutics. All Rights Reserved Forward Looking Statements 2 Certain of the statements made in these slides and the accompanying oral presentation are forward looking, including those relating to Neoleukin’s business, strategy, future operations, advancement of its product candidates and product pipeline, clinical development of its product candidates, including expectations regarding timing of regulatory submissions and initiation of clinical trials, regulatory requirements for initiation of clinical trials and registration of product candidates, properties of its product candidates, availability of data, the use and sufficiency of its cash resources and other statements containing the words “anticipate,” “believe,” “expect,” “may,” “plan,” “project,” “potential,” “will,” “would,” “could,” “continue,” and similar expressions. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: whether results of early clinical trials or preclinical studies will be indicative of the results of future trials, the adequacy of any clinical models, uncertainties associated with regulatory review of clinical trials; our ability to identify or acquire additional clinical candidates, our ability to obtain and maintain regulatory approval for any product candidates and the potential safety, efficacy or clinical utility of or any product candidates; further impacts of COVID-19 on our operations; and other factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 as filed with the Securities and Exchange Commission. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. More information about the risks and uncertainties faced by the Company is contained in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, Annual Report on Form 10-K for the year ended December 31, 2020, and subsequent reports, filed with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

© Neoleukin Therapeutics. All Rights Reserved Leader in Therapeutic Protein Design First Program: Cancer Immunotherapy 2018 FOUNDED 2019 PUBLIC NL-201 program: highly potent, non- alpha, combined IL-2 and IL-15 receptor agonist for cancer immunotherapy Platform technology: computational protein design methods for creating de novo NeoleukinTM cytokine mimetics NASDAQ: NLTX 2020 IND SUBMISSION 3 SEATTLE WA NL-201 2021 CLINICAL TRIALS FPI

Functional De Novo Proteins Better Immunotherapies by Design • Scientific founders are world leaders in de novo protein design • Technology originated at University of Washington Institute for Protein Design, led by David Baker, PhD • Exclusive license obtained for commercialization of NL-201 and other de novo protein assets 4 2019 2020 Article | Published: 4 December 2020 © Neoleukin Therapeutics. All Rights Reserved.

© Neoleukin Therapeutics. All Rights Reserved. Neoleukin Progress in 2021 • Initiated Phase 1 clinical trial for NL-201 • Announced hiring Priti Patel, MD as Chief Medical Officer • Occupied new lab and headquarters in Seattle, WA • ~90 FTE; added expertise in CMC and Clinical • Continuing to build our pipeline and technology 5 TM

© Neoleukin Therapeutics. All Rights Reserved. Carl Walkey, Ph.D. Senior VP, Corporate Development Prior: Postdoctoral Fellow, UW-IPD Priti Patel, M.D., M.S. Chief Medical Officer Prior: AstraZeneca, Acerta Pharma Jonathan Drachman, M.D. Chief Executive Officer Prior: CMO, EVP R&D, Seattle Genetics Robert Ho Chief Financial Officer Prior: Morgan Stanley & Co., DaVita Samantha Willing VP, People Prior: Seattle Genetics, Microsoft Holly Vance, J.D., Pharm.D. General Counsel Prior: Gates Foundation Strategic Investment Fund Leadership Team 6

NL-201: *De Novo* IL-2/IL-15 Agonist

Designed to retain benefits of IL-2 without drawbacks

- 100% non-alpha: no residual alpha subunit binding
- No bias toward T-regulatory or endothelial cells
- More potent than IL-2 *and* IL-15
- Activates CD8+ naïve T-cells *and* NK cells
- Hydrophilic, compact, increased thermal stability





α
Normalized response
1.0
0.8
0.6
0.4
0.2
0.0
10-10
10-8
10-6
Concentration (M)
β γ
Normalized response
0.6
0.4
0.2
0.0
10-10
10-8
10-6
Concentration (M)
Neoleukin-2/15
hIL-2

Source: Silva et al. *Nature*, 565, 186-191 (2019)

© Neoleukin Therapeutics. All Rights Reserved.

7

© Neoleukin Therapeutics. All Rights Reserved. IL-2 Binds Strongly to Non-Target Cells, Causing Toxicity and Limiting Efficacy 8 α β γ β γ IL-2 Off-Target Cells Effector Cells Toxicity & Less Efficacy Antitumor Activity IL-2IL-2

© Neoleukin Therapeutics. All Rights Reserved. Building a Neoleukin Cytokine Mimetic in 4 Steps 9 Develop an accurate structural model of the target Identify regions of intermolecular contact Design an idealized topology Assign optimal amino acid sequence 1 2 3 4 TM

© Neoleukin Therapeutics. All Rights Reserved. Crystal Structure Shows Neo-2/15 Binding Beta/Gamma as Predicted 10 IL-2 RECEPTOR ALPHA IL-2 RECEPTOR BETA IL-2 RECEPTOR GAMMA IL-2 Neo-2/15 IL-2 RECEPTOR BETA IL-2 RECEPTOR GAMMA 14% conserved sequence Source: Silva et al. Nature, 565, 186-191 (2019)

© Neoleukin Therapeutics. All Rights Reserved. NL-201 Stimulates CD8 Effector T and NK Cells More Selectively Than IL-2 11 • NL-201 is ~330-fold and ~90-fold more selective for CD8+ T and NK cells (vs. Tregs) than IL-2, respectively 0. 00 01 0. 00 1 0. 01 0. 1 1 10 10 0 1, 00 0 1,500 2,000 2,500 3,000 Treatment (nM) M ea n p S TA T 5 CD8 Signaling IL-2 NL201 11X 0. 00 01 0. 00 1 0. 01 0. 1 1 10 10 0 1, 00 0 1,500 1,750 2,000 2,250 2,500 2,750 Treatment (nM) NK Signaling 3.1X 0. 00 01 0. 00 1 0. 01 0. 1 1 10 10 0 1, 00 0 2,000 3,000 4,000 5,000 Treatment (nM) Treg Signaling 31X 1) STAT5 phosphorylation in CD8+ T cells, NK cells, and Tregs was measured by flow cytometry using PBMCs from 10 healthy human donors. Proliferation was evaluated using Ki67. Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

© Neoleukin Therapeutics. All Rights Reserved. NL-201 Stimulates Dose-Dependent CD8:Treg and NK:Treg Proliferation More Potently Than IL-2 12 0 0.3 1.0 3.0 10 30 0 1 2 3 4 5 6 7 Treatment (ng/ml) % K i6 7+ C D 8: Tr eg CD8:Treg Proliferation IL-2 NL-201 *** **** **** *** 0 0.3 1.0 3.0 10 30 0 5 10 15 20 25 30 Treatment (ng/ml) % K i6 7+ N K :T re g NK:Treg Proliferation **** **** 1) NL-201 vs IL-2: * p<0.05; ** p<0.01; *** p<0.001; **** p<0.0001 Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

© Neoleukin Therapeutics. All Rights Reserved. NL-201 is Well Tolerated and Promotes Durable Anti-tumor Activity 13 • NL-201 is well-tolerated at therapeutic doses • NL-201 treatment exhibits single-agent activity • NL-201 promotes durable anti-tumor immunity 1) Study in a checkpoint inhibitor-resistant CT26 colon cancer murine model. 0 7 14 21 28 35 0 1000 2000 3000 Study Day Tu m o r V o lu m e (m m 3 ) Re-Challenge Naive Treated 9 16 23 30 -5 0 5 10 15 20 25 30 Study Day % B o d yw ei g h t C h a n g e Tolerability Vehicle NL-201 ** 9 16 23 30 37 44 51 58 65 72 79 0 25 50 75 100 Study Day % T u m o rs < 10 00 m m 3 Tumor Growth Inhibition 6/15 (40%) tumor-freeNL-201 aPD-1 aPD-L1 Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

© Neoleukin Therapeutics. All Rights Reserved. NL-201 Demonstrates Robust Single-Agent Activity in Multiple Tumor Models 14 PBS NL-201 0 1000 2000 3000 4000 Tu m o r V o lu m e (m m 3 ) Hepa1-6 (Liver) Day 24 90% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 Tu m o r V o lu m e (m m 3 ) LL/2 (Lung) Day 35 64% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 MC38 (Colon) Day 21 88% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 EMT-6 (Breast) Day 28 62% TGI (p<0.001) PBS NL-201 0 1000 2000 3000 4000 CT26 (Colon) Day 21 78% TGI (p<0.001) PBS NL-201 0 1000 2000 3000 Pan02 (Pancreatic) Day 52 60% TGI (p<0.01) PBS NL-201 0 1000 2000 3000 4000 H22 (Liver) Day 18 77% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 Renca (Kidney) Day 23 53% TGI (p<0.01) PBS NL-201 0 1000 2000 3000 4000 5000 A20 (Lymphoma) Day 26 77% TGI (p<0.001) PBS NL-201 0 1000 2000 3000 4000 B16F10 (Melanoma) Day 18 34% TGI (p=0.01) PBS NL-201 0 1000 2000 3000 4000 5000 RM-1 (Prostate) Day 20 71% TGI (p<0.0001) PBS NL-201 1000 2000 3000 4000 B16BL6 (Melanoma) Day 22 28% TGI (p=0.008) 1) NL-201 was administered QWx2 when tumors reached ~100mm3. Tumor growth inhibition (TGI) is reported in each graph vs. control. 2) NL-201 treatment inhibited tumor growth in all models: NL-201 significantly inhibited tumor growth in models that are typically refractory to anti-PD-1 checkpoint inhibitors. Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

NL-201 Shows Minimal Immunogenicity in NHPs



Assay Signal (AU)
100000
10000
1000
100
5ug/kg
15ug/kg
50ug/kg
HPC
MPC
LPC
NC
1 2 3 4 5 6 7 8 9 10 1 2 3 4 5 6 1 2 3 4 5 6 7 8 9 10
Animal #
D29-
D29+
D43-
D43+
D57-
D57+

- ADAs were detectable in: 3/10 NHPs at 5µg/kg; 1/6 NHPs at 15µg/kg; 0/10 NHPs at 50µg/kg NL-201
- 3 of 4 ADA+ NHPs were at or below the low positive control (LPC) level

Abstract #4518, Walkey et. al, AACR Virtual Annual Meeting II, June 2020

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15

© Neoleukin Therapeutics. All Rights Reserved. Similar Pharmacodynamics and Tolerability Observed in ADA+ vs ADA- NHPs 16 Adapted from Abstract #4518, Walkey et. al, AACR Virtual Annual Meeting II, June 2020 Pre 24 h 3d 5d 7d Pre 24 h 3d 0 20 40 60 80 100 % K i6 7+ C D 8+ T C el ls (% o f to ta l C D 8+ ) CD8+ Proliferation (5mg/kg) 1st Dose 5th Dose ADA- ADA+ Pre 24 h 3d 5d 7d Pre 24 h 3d 0 20 40 60 80 100 CD8+ Proliferation (50mg/kg) 1st Dose 5th Dose Pre 24 h 3d 5d 7d Pre 24 h 3d 0 20 40 60 80 100 CD8+ Proliferation (15mg/kg) 1st Dose 5th Dose

© Neoleukin Therapeutics. All Rights Reserved NL-201 Phase 1 Clinical Trial 17 ● IV, monotherapy in patients with advanced, relapsed or refractory solid tumors ● Multiple schedules and dose levels to assess safety, PK, PD, and antitumor activity ● Indication-specific expansion cohorts, including renal cell carcinoma and melanoma ● Trial will be conducted at multiple sites in Australia and North America ● Targeted enrollment up to 120 patients ● Interim data expected in 2022

NL-201 Upregulates PD-1 Expression by CD8+ T Cells



%PD-1+ CD8+ T Cells
35
30
25
20
15
10
5
0
***
***
***
***
***
0
0.3
1.0
3.0
10
30
Treatment (ng/mL)

- NL-201 induces concentration-dependent PD-1 expression by CD8+ T cells
- Combining NL-201 with a checkpoint inhibitor may overcome PD-L1 mediated T cell inhibition

Walkey et. Al, SITC 2020, Abstract #576, November 2020

© Neoleukin Therapeutics. All Rights Reserved.

18

NL-201 Enhances Activity of Checkpoint Inhibitors in Preclinical Models

- **NL-201 enhances activity of CPIs in breast and kidney cancer models**
- **Combination with NL-201 beneficial in CPI-resistant syngeneic tumors**



EMT-6 (Breast)
% Surviving
100
80
60
40
20
0
0
7
14
21
28
35
42
Study Day
Vehicle
αPD-1
NL-201
NL-201 + αPD-1
7/9 tumor-free

p=0.0029: αPD-1 vs NL-201 + αPD-1
p<0.0001: NL-201 vs NL-201 + αPD-1



Renca (Kidney)
% Surviving
100
80
60
40
20
0
0
7
14
21
28
35
42
Study Day
Vehicle
αPD-1 + αCTLA-4
NL-201
NL-201 + αPD-1 + αCTLA-4
5/9 tumor-free

p=0.0001: αPD-1 + αCTLA-4 vs NL-201 + αPD-1 + αCTLA-4
p=0.0006: NL-201 vs NL-201 + αPD-1 + αCTLA-4

NL-201: 90µg/kg QWx2
αPD-1: 10mg/kg BiWx6
αCTLA-4: 10gm/kg BiWx6
Treatment began when tumors reached ~90mm³

© Neoleukin Therapeutics. All Rights Reserved.

19

© Neoleukin Therapeutics. All Rights Reserved. NL-201 Potently Expands CAR-T Cells and Promotes Antitumor Activity 20 Subcurative doses of CAR-T cells combined with NL-201 induce deep tumor control and achieve 100% survival. NL-201 greatly enhances intratumoral CD8: Treg ratios (approximately 1000x compared to 50x for IL-2). Leung et. al, AACR Virtual Annual Meeting II, Abstract #2222, June 2020

© Neoleukin Therapeutics. All Rights Reserved. NL-201 Enhances Activity of Tumor-Targeting Antibodies in Multiple Preclinical Models 21 Walkey et. Al, SITC 2020, Abstract #576, November 2020 NL-201 + TA99 significantly improved tumor growth inhibition compared to TA99 or NL-201 alone

© Neoleukin Therapeutics. All Rights Reserved. Neoleukin Cytokine Mimetics are Hyperstable and Easily Modified 22 Able to withstand extreme conditions Able to adjust half-life or tune affinity Can be conditionally activated in the tumor microenvironment Can be modified to make cytokine antagonists for inflammatory and autoimmune diseases Can use with targeting domain to improve biodistribution Source: Silva et al. Nature, 565, 186-191 (2019) TM

De Novo Split Technology - Conditionally Active IL-2 Mimetic



Neo-2/15 Part-A
Neo-2/15 Part-B
Reconstituted Neo-2/15
IL2-Rβ
IL2-Rγ



Cell signaling
(murine CTLL2 cells)
Normalized pSTAT5 MFI
100
50
0
10^{-12}
10^{-10}
10^{-8}
10^{-6}
Concentration (M)
Neo-2/15
Part A
Part B
Part A + B

Quijano-Rubio et. Al., AACR Virtual Annual Meeting II, Abstract #1075, Jun/2020

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© Neoleukin Therapeutics. All Rights Reserved.

23

Targeted Split Neo-2/15 Increases Therapeutic Window



Percent Survival
100
50
0
0
10
20
30
40
50
Days after tumor inoculation
2/5
tumor free
PBS
αPDL1-Neo-2/15 (0.43 nmol)
Untargeted-Part A + Untargeted-Part B (8 nmol)
αPDL1-Part A + αPDL1-Part B (8 nmol)
Weight change D12
% Weight change
10
5
0
-5
-10
-15

Notes:

1) C57BL/6J mice bearing B16 PDL1Hi melanoma cells in flank.
2) All groups were co-treated biweekly with Ta99 mAb (150µg/mice)
3) Targeted Neo-2/15 variants and Part-A fusions administered i.p.; Part-B fusions administered s.c. opposite flank of tumor

Quijano-Rubio et. Al., AACR Virtual Annual Meeting II, Abstract #1075, Jun/2020

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24

De Novo Platform Potential – COVID-19

SARS-CoV-2 uses **ACE2** as a receptor to gain access to and infect cells


ACE2
Spike protein
Cell
Virus

NL-CVX1 - *de novo* ACE2 decoy:
- *Binds to SARS-CoV2 spike protein*
- *Inhibits viral infection in vitro*
- *Designed, tested, optimized in ~10 weeks*


ACE2
NL-CVX1
Spike protein
Cell
Virus

© Neoleukin Therapeutics. All Rights Reserved.

25

© Neoleukin Therapeutics. All Rights Reserved. NL-CVX1 – De Novo Protein Decoy 26 De novo design of potent and resilient hACE2 decoys to neutralize SARS-CoV-2 T. W. Linsky et. al. Science. 10.1126/science.abe0075 (2020)

© Neoleukin Therapeutics. All Rights Reserved. Financial Highlights 27 ● $164.2 million cash & cash equivalents as of June 30, 2021 ● Cash and cash equivalents expected to fund operations into 2023 ● 42.3M common shares outstanding and 12.7M pre-funded warrants1 1 Warrants to purchase common shares 1:1 with an exercise price of $0.000001 as of June 30, 2021.

Improving on nature. Designing for life.